ABSC 2004-HE9
Credit Suisse First Boston
3,222 records
Balance: 610,210,724

Selection Criteria: All records
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	86	$1,778,488.00	0.29%	638	99.43%	11.028%	99.04%	39.29%
25,001 - 50,000	348	13,297,266.00	2.18	646	95.71	10.301	93.74	39.07
50,001 - 75,000	348	21,756,195.00	3.56	645	93.23	9.571	95.34	39.65
75,001 - 100,000	311	27,457,917.00	4.50	641	88.36	8.632	94.21	39.24
100,001 - 125,000	273	30,934,574.00	5.07	633	84.93	7.999	92.64	39.95
125,001 - 150,000	229	31,679,777.00	5.19	625	82.41	7.565	95.58	38.95
150,001 - 175,000	193	31,409,882.00	5.15	622	81.38	7.316	90.63	40.98
175,001 - 200,000	206	38,834,462.00	6.36	626	80.04	7.024	95.58	40.22
200,001 - 250,000	327	73,413,886.00	12.03	631	80.37	6.922	94.33	41.09
250,001 - 300,000	268	73,550,384.00	12.05	629	80.44	6.967	95.49	41.49
300,001 - 400,000	350	121,066,481.00	19.84	644	82.15	6.822	93.51	40.82
400,001 - 500,000	174	77,562,619.00	12.71	644	81.56	6.843	93.13	40.47
500,001 - 600,000	61	33,327,536.00	5.46	640	81.49	6.682	93.53	41.05
600,001 - 700,000	32	20,963,110.00	3.43	634	82.15	6.855	87.12	39.42
700,001 >=	16	13,252,500.00	2.17	642	74.63	6.523	85.64	37.56
Total:	3,222	$610,285,077.00	100.00%	636	82.46%	7.245%	93.57%	40.46%

Mimimum Original Balance: 14,920.00
Maximum Original Balance: 1,104,000.00
Average Original Balance: 189,411.88

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	86	$1,778,470.69	0.29%	638	99.43%	11.028%	99.04%	39.29%
25,001 - 50,000	348	13,295,662.20	2.18	646	95.71	10.301	93.74	39.07
50,001 - 75,000	348	21,753,887.43	3.56	645	93.23	9.571	95.34	39.65
75,001 - 100,000	311	27,454,685.32	4.50	641	88.36	8.632	94.21	39.24
100,001 - 125,000	274	31,054,535.91	5.09	633	84.88	7.997	92.67	39.97
125,001 - 150,000	228	31,546,862.92	5.17	625	82.45	7.565	95.56	38.91
150,001 - 175,000	193	31,404,285.88	5.15	622	81.38	7.316	90.63	40.98
175,001 - 200,000	206	38,830,229.82	6.36	626	80.04	7.024	95.58	40.22
200,001 - 250,000	327	73,406,597.60	12.03	631	80.37	6.922	94.33	41.09
250,001 - 300,000	268	73,542,982.48	12.05	629	80.44	6.967	95.49	41.49
300,001 - 400,000	350	121,050,167.11	19.84	644	82.15	6.822	93.51	40.82
400,001 - 500,000	174	77,555,691.12	12.71	644	81.56	6.843	93.13	40.47
500,001 - 600,000	61	33,325,369.91	5.46	640	81.49	6.682	93.53	41.05
600,001 - 700,000	32	20,960,934.41	3.44	634	82.15	6.855	87.12	39.42
700,001 >=	16	13,250,361.50	2.17	642	74.63	6.523	85.64	37.56
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Mimimum Remaining Balance: 14,914.53
Maximum Remaining Balance: 1,104,000.00
Average Remaining Balance: 189,388.80

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 500	6	$871,100.77	0.14%	500	76.15%	8.461%	100.00%	38.57%
501 - 525	116	22,324,822.10	3.66	515	76.41	8.253	97.33	41.82
526 - 550	141	27,062,396.06	4.43	537	77.26	7.925	95.01	41.25
551 - 575	233	50,235,635.07	8.23	564	80.90	7.456	97.24	40.75
576 - 600	386	72,978,591.02	11.96	589	81.35	7.353	94.94	40.64
601 - 625	471	86,146,700.46	14.12	613	82.25	7.174	96.50	41.49
626 - 650	560	100,796,083.19	16.52	638	83.51	7.286	94.55	40.17
651 - 675	527	95,999,114.34	15.73	663	83.96	7.151	92.53	40.96
676 - 700	308	62,284,451.18	10.21	686	83.78	6.956	91.64	38.92
701 - 725	236	47,071,716.12	7.71	711	83.85	6.804	85.47	39.39
726 - 750	124	21,298,954.81	3.49	736	84.30	6.912	90.99	40.69
751 - 775	86	16,586,559.18	2.72	762	83.27	7.088	88.64	37.67
776 - 800	24	6,259,100.00	1.03	785	83.41	7.118	89.34	40.85
801 - 825	4	295,500.00	0.05	803	83.00	6.911	100.00	33.84
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum FICO: 500
Maximum FICO: 804
WA FICO: 636

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
120.001 - 180.000	888	$56,618,665.66	9.28%	664	97.14%	10.023%	97.19%	40.53%
180.001 - 240.000	6	400,033.15	0.07	622	85.88	8.535	100.00	41.32
240.001 - 300.000	3	553,376.02	0.09	686	76.81	6.970	100.00	44.00
300.001 - 360.000	2,325	552,638,649.47	90.57	633	80.95	6.960	93.19	40.45
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 343

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 180	888	$56,618,665.66	9.28%	664	97.14%	10.023%	97.19%	40.53%
181 - 348	9	953,409.17	0.16	659	80.62	7.627	100.00	42.87
349 - 360	2,325	552,638,649.47	90.57	633	80.95	6.960	93.19	40.45
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum Remaining Term: 175
Maximum Remaining Term: 359
WA Remaining Term: 341

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family Detached	2,361	$439,150,758.08	71.97%	633	82.20%	7.239%	95.06%	40.30%
PUD SF Detached	298	64,823,132.20	10.62	633	83.58	7.328	90.96	41.31
Condominium	314	55,930,046.92	9.17	651	83.98	7.084	89.31	40.41
Duplex	106	24,538,903.55	4.02	644	82.56	7.398	91.81	42.51
PUD Project Attached	82	12,751,206.37	2.09	652	83.38	7.498	93.00	40.10
Triplex	20	5,078,215.00	0.83	650	74.98	7.262	69.57	36.63
Single family 4 unit	13	4,685,573.00	0.77	656	81.17	7.211	73.78	40.39
Manufactured Housing	28	3,252,889.18	0.53	646	77.42	7.026	100.00	36.97
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	3,035	$570,991,888.00	93.57%	634	82.41%	7.232%	100.00%	40.65%
Investment Property	116	23,039,898.54	3.78	650	82.01	7.508	0.00	35.38
Second Home	71	16,178,937.76	2.65	677	84.56	7.344	0.00	40.82
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	1,751	$290,519,667.81	47.61%	663	84.49%	7.308%	92.69%	40.39%
Refinance - Cash Out	1,092	240,909,913.20	39.48	613	80.65	7.216	93.39	40.53
Refinance - Rate/Term	379	78,781,143.29	12.91	609	80.50	7.102	97.39	40.50
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 50.000	41	$6,560,290.35	1.08%	601	40.57%	6.750%	91.98%	34.58%
50.001 - 60.000	62	12,785,775.75	2.10	594	55.80	7.182	91.13	39.73
60.001 - 70.000	142	33,422,979.51	5.48	590	67.17	7.033	93.87	38.57
70.001 - 80.000	1,343	326,447,738.05	53.50	648	79.17	6.731	95.19	40.54
80.001 - 90.000	560	125,784,099.54	20.61	611	87.38	7.254	89.59	40.94
90.001 - 100.000	1,074	105,209,841.10	17.24	651	97.49	8.935	93.61	40.68
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum Original Loan-to-Value Ratio: 20.80
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 82.46

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	1,397	$327,090,084.79	53.60%	644	81.49%	6.982%	94.32%	40.50%
New York	139	34,850,169.32	5.71	632	82.11	7.239	94.54	40.16
Florida	170	23,949,680.47	3.92	634	83.60	7.531	87.15	40.09
Maryland	142	23,555,005.98	3.86	623	84.12	7.544	97.92	40.64
Texas	198	23,264,082.97	3.81	638	83.82	7.830	91.33	38.04
New Jersey	107	23,004,238.79	3.77	623	81.28	7.067	87.84	40.91
Illinois	134	22,163,792.65	3.63	626	85.59	7.553	98.04	43.10
Virginia	114	19,127,540.76	3.13	628	83.47	7.553	96.83	43.15
Nevada	61	11,104,160.65	1.82	646	83.19	7.638	81.29	40.04
Other	760	102,101,967.92	16.73	620	84.03	7.693	92.91	39.87
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Total Number Of States Represented:: 46

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Full Documentation	1,522	$267,522,469.69	43.84%	621	83.03%	7.131%	95.02%	41.24%
Streamlined-Stated (PITI Verified)	871	146,354,032.44	23.98	678	84.22	7.601	96.54	41.05
Stated Documentation	382	96,583,570.47	15.83	623	76.87	7.099	90.55	39.12
Limited Documentation	232	51,301,332.94	8.41	624	83.55	7.217	86.75	39.66
Lite Documentation	120	25,557,188.69	4.19	634	82.94	7.145	95.31	37.79
Full Alternative Documentation	95	22,892,130.07	3.75	628	85.07	7.097	83.80	37.96
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 5.000	10	$2,898,732.00	0.48%	706	78.43%	4.985%	100.00%	33.88%
5.001 - 5.500	65	19,720,715.26	3.23	689	80.80	5.405	99.50	40.44
5.501 - 6.000	250	69,296,900.49	11.36	662	79.30	5.874	94.93	38.99
6.001 - 6.500	411	113,248,533.93	18.56	649	79.51	6.362	95.21	41.42
6.501 - 7.000	562	141,439,221.29	23.18	639	80.28	6.831	94.62	40.71
7.001 - 7.500	360	78,314,552.89	12.83	625	80.27	7.305	91.20	39.98
7.501 - 8.000	324	68,222,557.44	11.18	607	83.58	7.794	89.35	40.88
8.001 - 8.500	217	34,752,826.02	5.70	602	85.37	8.308	91.33	38.77
8.501 - 9.000	205	27,146,159.38	4.45	596	88.21	8.809	91.18	40.50
9.001 - 9.500	115	11,547,844.35	1.89	608	89.33	9.383	87.50	39.93
9.501 - 10.000	205	15,094,305.30	2.47	654	95.69	9.885	98.21	41.32
10.001 - 10.500	140	9,074,130.10	1.49	645	98.49	10.427	99.02	42.05
10.501 - 11.000	183	11,409,973.92	1.87	651	99.00	10.863	95.25	41.26
11.001 - 11.500	32	1,468,700.00	0.24	628	93.80	11.358	82.30	39.02
11.501 - 12.000	44	2,148,800.16	0.35	639	98.97	11.930	100.00	43.66
12.001 - 12.500	28	1,306,193.43	0.21	634	99.23	12.250	100.00	42.69
12.501 - 13.000	70	3,093,016.94	0.51	640	99.75	12.869	87.11	41.46
13.001 - 13.500	1	27,561.40	0.00	596	100.00	13.125	100.00	36.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum Rate: 4.875
Maximum Rate: 13.125
WA Rate: 7.245

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	1,217	$122,002,733.23	19.99%	648	86.46%	8.437%	94.99%	40.25%
10.001 - 10.500	1	345,600.00	0.06	635	80.00	7.500	100.00	33.00
11.001 - 11.500	10	2,898,732.00	0.48	706	78.43	4.985	100.00	33.88
11.501 - 12.000	66	19,785,360.91	3.24	688	80.82	5.411	99.50	40.68
12.001 - 12.500	228	63,924,404.01	10.48	661	79.65	5.872	94.50	39.17
12.501 - 13.000	351	98,703,878.81	16.18	648	80.03	6.366	94.90	41.30
13.001 - 13.500	448	116,042,353.71	19.02	640	81.16	6.832	95.12	40.96
13.501 - 14.000	309	68,769,867.97	11.27	626	80.94	7.301	91.76	40.04
14.001 - 14.500	276	60,798,562.27	9.96	605	84.22	7.789	89.03	41.24
14.501 - 15.000	144	27,237,221.02	4.46	589	84.06	8.304	90.14	38.48
15.001 - 15.500	106	19,503,958.67	3.20	576	86.30	8.795	88.41	41.03
15.501 - 16.000	39	6,474,947.86	1.06	561	83.71	9.304	81.30	41.76
16.001 - 16.500	15	2,413,118.84	0.40	529	80.17	9.797	98.02	42.23
16.501 - 17.000	9	902,605.00	0.15	558	89.08	10.323	100.00	39.29
17.001 - 17.500	2	147,380.00	0.02	563	79.49	10.665	100.00	43.42
17.501 - 18.000	1	260,000.00	0.04	538	65.00	11.375	0.00	21.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum Maximum Rate: 10.500
Maximum Maximum Rate: 17.875
WA Maximum Rate: 13.444

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	1,217	$122,002,733.23	19.99%	648	86.46%	8.437%	94.99%	40.25%
0.501 - 1.000	2	439,200.00	0.07	689	80.00	6.324	100.00	56.34
4.001 - 4.500	7	2,242,400.00	0.37	693	77.97	5.595	100.00	31.89
4.501 - 5.000	145	39,395,171.85	6.46	659	79.99	6.259	98.82	40.87
5.001 - 5.500	291	80,549,793.09	13.20	642	78.80	6.363	96.34	39.91
5.501 - 6.000	455	116,918,397.96	19.16	652	80.35	6.641	93.35	41.11
6.001 - 6.500	425	106,371,874.92	17.43	625	81.26	6.969	94.75	40.93
6.501 - 7.000	327	75,091,177.25	12.31	618	83.42	7.397	91.10	39.36
7.001 - 7.500	162	33,875,960.75	5.55	614	84.64	7.785	86.52	40.94
7.501 - 8.000	161	29,822,903.57	4.89	597	86.87	8.357	83.26	40.34
8.001 - 8.500	12	1,517,308.66	0.25	564	90.71	8.947	96.92	44.60
8.501 - 9.000	12	1,444,398.02	0.24	593	78.49	8.500	97.20	42.49
9.001 - 9.500	3	302,180.00	0.05	576	87.57	8.898	100.00	39.30
9.501 - 10.000	3	237,225.00	0.04	555	90.38	10.334	100.00	35.95
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Minimum Gross Margin: 1.000
Maximum Gross Margin: 9.990
WA Gross Margin: 6.1518

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0000-00	1,217	$122,002,733.23	19.99%	648	86.46%	8.437%	94.99%	40.25%
2005-02	2	410,796.73	0.07	587	84.42	7.355	52.66	45.01
2005-03	2	467,678.46	0.08	695	89.18	7.073	16.36	40.35
2005-04	1	176,400.00	0.03	622	80.00	6.625	100.00	38.00
2006-04	1	139,507.82	0.02	616	100.00	8.750	100.00	43.00
2006-05	3	504,987.07	0.08	611	79.91	7.162	100.00	35.80
2006-06	2	566,537.08	0.09	603	90.95	7.955	100.00	30.71
2006-07	18	5,176,963.90	0.85	633	83.68	6.902	97.02	44.30
2006-08	84	20,560,023.89	3.37	609	83.00	7.215	83.89	42.54
2006-09	465	105,188,521.78	17.24	624	82.39	7.099	93.69	41.45
2006-10	1,281	319,181,140.00	52.31	638	80.98	6.898	93.48	40.23
2006-11	2	824,000.00	0.14	619	80.00	6.882	100.00	41.12
2007-06	2	313,312.58	0.05	582	94.27	8.438	100.00	49.29
2007-07	4	587,249.77	0.10	627	88.45	7.648	100.00	29.02
2007-08	3	617,003.86	0.10	576	87.75	7.894	100.00	45.94
2007-09	20	4,734,004.98	0.78	613	83.28	7.185	90.37	37.53
2007-10	51	11,239,767.00	1.84	613	80.72	6.892	95.97	41.08
2009-07	2	461,913.50	0.08	607	84.29	7.061	100.00	49.35
2009-08	3	675,728.47	0.11	644	82.94	6.312	100.00	38.98
2009-09	14	3,499,955.18	0.57	626	79.97	6.785	100.00	34.80
2009-10	45	12,882,499.00	2.11	659	80.79	6.358	94.71	37.50
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	980	$172,742,962.02	28.31%	636	84.13%	7.594%	91.09%	40.60%
1 - 6	1	120,000.00	0.02	517	75.00	8.375	100.00	23.00
7 - 12	106	26,995,829.36	4.42	636	80.08	7.028	89.01	40.01
13 - 24	1,572	329,727,161.56	54.03	634	81.92	7.032	95.06	40.57
25 - 36	563	80,624,771.36	13.21	646	81.86	7.440	94.32	39.86
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2/28 ARM	1,527	$351,256,486.62	57.56%	621	81.63%	7.139%	92.18%	41.17%
2/28 ARM IO	329	100,885,194.92	16.53	677	80.81	6.343	96.56	38.82
3/27 ARM	80	17,491,338.19	2.87	612	82.16	7.060	94.81	40.03
5/25 ARM	39	9,313,546.15	1.53	626	82.19	6.786	96.29	39.56
5/25 ARM IO	25	8,206,550.00	1.34	679	79.23	6.090	95.91	34.80
6 Month Libor	5	1,054,875.19	0.17	641	85.79	7.108	44.48	41.77
Balloon(30/15)	817	49,805,786.79	8.16	667	99.42	10.317	96.95	40.84
Fixed - 15Yr	71	6,812,878.87	1.12	644	80.51	7.872	98.94	38.25
Fixed - 20Yr	6	400,033.15	0.07	622	85.88	8.535	100.00	41.32
Fixed - 25Yr	2	434,976.02	0.07	701	75.94	7.200	100.00	41.00
Fixed - 30Yr	321	64,549,058.40	10.58	634	77.16	7.054	92.99	39.99
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	797	$150,072,436.54	24.59%	624	82.58%	7.160%	96.77%	41.10%
AA	1,513	282,983,165.01	46.37	685	84.00	7.066	91.07	40.04
A-	345	61,015,307.59	10.00	597	81.71	7.370	93.38	40.47
B	284	55,964,623.56	9.17	538	76.99	7.920	96.93	40.85
B+	253	54,070,923.04	8.86	571	81.64	7.476	94.75	40.46
C	30	6,104,268.56	1.00	562	72.73	8.181	91.71	40.25
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
First Lien	2,370	$558,547,868.56	91.53%	633	80.89%	6.959%	93.26%	40.41%
Second Lien	852	51,662,855.74	8.47	667	99.42	10.337	97.01	40.96
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%	40.46%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 26, 2004 13:14

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